AXP Precious Metals Fund  (May 28, 1999) S-6142-99 N (5/99)
(Formerly known as IDS Precious Metals Fund)


The following paragragh replaces the " Management" section on page 11p of the prospectus.

o Clay Hoes has succeeded Dick Warden as portfolio manager of Precious Metals Fund. Clay joined AEFA in April 1999 as a research analyst. Prior to that he was team leader of the Basic Materials research group at Scudder Kemper Investments Inc. and portfolio manager of the Scudder Gold Fund (1997 - March 1999). From 1993 to March 1996 he was a steel and resource analyst for Everen Securities (formerly Kemper Securities).

S-6142-1 A (8/99)
*Valid until next prospectus update

Destroy May 29, 2000